Rule 497(e)
                                                        File No. 002-75503



                      MAXIM VISTA GROWTH & INCOME PORTFOLIO

                          SUPPLEMENT DATED May 18, 2001
                         TO THE PROSPECTUS AND STATEMENT
                  OF ADDITIONAL INFORMATION DATED MARCH 1, 2001



The Maxim Vista Growth & Income Portfolio (the "Portfolio") seeks to achieve its investment objective by investing all of its assets in the Vista Growth and Income Portfolio (the "Master Portfolio"), another mutual fund.

On January 2, 2001, The Chase Manhattan Corporation and J.P. Morgan & Co. Incorporated completed a merger of their holding companies, creating a new financial services company, J.P. Morgan Chase & Co. As a result of this business reorganization, effective February 28, 2001, Chase Fleming Asset Management, a wholly-owned operating subsidiary of Chase Manhattan Bank, and previously the sub-adviser to the Master Portfolio, has acted as investment adviser to the Master Portfolio. In addition, Chase Fleming Asset Management changed its name to J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)").

Accordingly, all references to "Vista Growth & Income Portfolio" and "Vista Portfolio" in the Prospectus and Statement of Additional Information for the Portfolio should now read "Growth & Income Portfolio" and "Master Portfolio," respectively, and all references to "The Chase Manhattan Bank" or "Chase" as investment adviser of the Master Portfolio should now read "J.P. Morgan Fleming Asset Management (USA) Inc." or "JPMFAM (USA)." Finally, references in the Statement of Additional Information to the Master Portfolio sub-advisory agreement should be deleted.


               Please keep this Supplement for future reference.